Exhibit 99.1
Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) and Boston Private Bank Complete the Purchase of Banyan Partners, LLC

Boston, MA, October 2, 2014 - Boston Private Bank & Trust Company (the “Bank”), a premier wealth management, trust and private banking company owned by Boston Private Financial Holdings, Inc. (“BPFH”), completed the previously announced purchase of substantially all of the assets of Banyan Partners, LLC (“Banyan”). The Bank previously announced the purchase of Banyan on July 16, 2014.

Banyan is a leading independent registered investment advisory firm. Banyan Partners has over $4.5 billion in client assets, and is headquartered in Palm Beach Gardens, Florida with locations in Boston, Miami, Naples, Atlanta, Wisconsin, Texas and California.

The acquisition of Banyan is part of the Bank’s strategy to extend the reach of its wealth management business and to accelerate the development of Boston Private Bank’s wealth management offering. The Bank is combining its existing wealth management business with that of Banyan to create a new, wholly-owned wealth management subsidiary of the Bank. This new subsidiary will be headed by industry veteran and Banyan’s founder and former CEO Peter J. Raimondi. The combined wealth management business will have approximately $9 billion in assets under management and advisement and will be headquartered in Boston with offices in 7 key regions, including New England, Northern and Southern California, Florida, Texas and Wisconsin.

Mark D. Thompson, the Bank’s CEO and President, said the acquisition solidifies Boston Private Bank’s position as a world-class wealth management company. “This is an exciting time for the Bank. Adding Banyan’s technical expertise and financial acumen creates an innovative and contemporary wealth management and private banking platform. This is vital for our clients who rely on us through all stages of wealth creation, management and growth. Our coordinated expertise and personal approach make us distinct in the market and extend our ability to provide the guidance our clients need as they prepare for generational asset transfers, start their next venture, lead a family foundation or face other complex financial needs.”

Mr. Raimondi, CEO of the combined wealth management company, who has deep roots in Boston, said “This union with Boston Private Bank enhances our ability to deliver truly personal and sophisticated financial services to a market that is consistently underserved by a wide range of competitors. We will leverage our core beliefs about wealth management, client protection and high touch client service with technical depth from our expanding team of proven professionals.”

Clayton G. Deutsch, CEO of BPFH, said, “We are committed to delivering distinctive wealth management services to clients with whom we have built trusted relationships. As the financial world becomes more complex, we must also deliver unrivaled technical expertise. Putting Banyan Partners’ team together with our team creates an extremely strong and capable wealth management firm. I am excited about what this combination will do for our clients and our professionals. We’re thrilled this acquisition is now complete, and we can move forward to deliver greater value to our clients and shareholders across the country.”

Inducement Awards Under Nasdaq Marketplace Rule 5635(c)(4)

In connection with the Banyan acquisition, BPFH will award 637,806 shares of restricted BPFH common stock to 22 Banyan employees who, following the acquisition, will become employees of BP Wealth Management, LLC, the wholly owned subsidiary of the Bank, in order to induce such individuals to commence employment with the new entity. 99,657 of such shares of restricted stock will be awarded to Peter Raimondi, Banyan’s former Chief Executive Officer, who became the President and Chief Executive Officer of BP Wealth Management effective October 2, 2014. The awards are to be made under the Boston Private Financial Holdings, Inc. 2010 Inducement Stock Plan, as amended, and will be subject to the terms and conditions of this plan.

These awards will be granted on October 2, 2014, and are approved by the Compensation and Corporate Governance Committee of the BPFH Board of Directors, subject to the closing of the acquisition and each individual’s commencement of employment with the new subsidiary. The awards vest on the third anniversary of the grant date, subject to the individual’s continued employment through such date, and may be subject to accelerated vesting in certain circumstances to the extent provided in an award recipient’s employment or service agreement.
About Boston Private Bank & Trust Company

Boston Private Bank & Trust Company is a leading provider of fully integrated wealth management, trust and private banking services. For more than 25 years, Boston Private Bank has taken a highly personalized approach to serving the complex financial needs of individuals, families, business owners, private partnerships, nonprofits and community partners. The Bank is also an active provider of financing for affordable housing, first-time homebuyers, economic development, social services, community revitalization and small businesses. Headquartered in Boston, the Bank has 25 offices in Boston, San Francisco, San Jose and Los Angeles. For further information, visit www.bostonprivatebank.com.
About Banyan Partners LLC
Banyan Partners, LLC is a leading national, independent wealth management and registered investment adviser headquartered in Palm Beach Gardens, Florida. Prior to the closing of the transaction, the firm had approximately $4.5 billion in assets under management and eight offices located throughout the U.S. Banyan offers objective, thoughtful advice, and custom solutions for ultra-high-net worth and high-net-worth families, family offices, foundations, and institutions. For more information, visit http://www.BanyanPartners.net.
About Boston Private Financial Holdings, Inc.
Boston Private Financial Holdings, Inc. is a national financial services organization that owns Wealth Management and Private Banking affiliates in Boston, New York, Los Angeles and the San Francisco Bay Area. The Company has a $6 billion Private Banking balance sheet, and manages over $25 billion of client assets.
The Company positions its affiliates to serve the high net worth marketplace with high quality products and services of unique appeal to private clients. The Company also provides strategic oversight and access to resources, both financial and intellectual, to support affiliate management, marketing, compliance and legal activities. (NASDAQ: BPFH)
For more information about BPFH, visit the Company's website at www.bostonprivate.com.
Forward-Looking Statements
Certain statements in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, prospects for growth in assets, and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond BPFH’s control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. BPFH’s actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, adverse conditions in the capital and debt markets and the impact of such conditions on BPFH’s private banking, investment management and wealth advisory activities; changes in interest rates; competitive pressures from other financial institutions; the effects of continued weakness in general economic conditions on a national basis or in the local markets in which BPFH operates; increasing government regulation; risks related to the identification and implementation of acquisitions, dispositions and restructurings; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company's Annual Report on Form 10-K and updated by BPFH’s Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. BPFH does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.